UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a)

of the Securities Exchange Act of 1934

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Accelerate Diagnostics, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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ACCELERATE DIAGNOSTICS, INC.

3950 South Country Club, Suite 470

Tucson, Arizona 85714

(520) 365-3100

November 5, 2013

To the Shareholders of Accelerate Diagnostics, Inc.:

You are cordially invited to attend the Annual Meeting of Shareholders of Accelerate Diagnostics, Inc., a Delaware corporation (the “Company”), which will be held at 8:00 a.m., local time, on Friday, December 6, 2013, the Herbert K. Abrams Public Health Center, 1st Floor Conference Room, 3950 South Country Club Road, Tucson, Arizona 85714 for the following purposes:

1.	to elect the following six persons to serve as directors of the Company until the next Annual Meeting of Shareholders and thereafter until their successors shall have been elected and qualified: Lawrence Mehren, Mark C. Miller, John Patience, Jack Schuler, Matthew W. Strobeck, Ph.D. and Frank J.M. ten Brink;

2.	to approve, on an advisory basis, the compensation of our named executive officers (“say-on-pay”);

3.	to vote, on an advisory basis, on the frequency of future “say-on-pay” votes;

4.	to ratify the selection of Ernst & Young LLP as the independent public accountants of the Company for the fiscal year ending December 31, 2013; and

5.	to transact such other business as may properly come before the meeting or any continuation, postponement or adjournment thereof.

The accompanying Notice and Proxy Statement describe these matters in more detail. Also enclosed with the Notice and Proxy Statement is our Transition Report on Form 10-K for the period ended December 31, 2012 (including the audited financial statements contained therein). We urge you to read this information carefully. In addition to the business to be transacted as described above, management will speak on our recent developments and respond to comments and questions of general interest to shareholders.

It is important that your shares be represented and voted whether or not you plan to attend the meeting in person. Accordingly, the Company’s Board of Directors is soliciting your proxy. You may vote on the Internet, by telephone or by completing and mailing the enclosed proxy card or the form forwarded by your bank, broker or other holder of record. Voting over the Internet, by telephone or by written proxy will ensure your shares are represented at the meeting. Voting on the Internet or by telephone may not be available to all shareholders. Please review the instructions on the proxy card or the information forwarded by your bank, broker or other holder of record regarding each of these voting options.

On behalf of the Board of Directors, I would like to express our appreciation for your support of the Company.

Sincerely,

/s/ Lawrence Mehren

Lawrence Mehren
President and Chief Executive Officer

ACCELERATE DIAGNOSTICS, INC.

3950 South Country Club, Suite 470

Tucson, Arizona 85714

(520) 365-3100

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

To be held on Friday, December 6, 2013

To the Shareholders of Accelerate Diagnostics, Inc.:

Notice is hereby given that the 2013 Annual Meeting (the “Annual Meeting”) of the shareholders (the “Shareholders”) of Accelerate Diagnostics, Inc., a Delaware corporation (the “Company”), will be held at 8:00 a.m., local time, on Friday, December 6, 2013, the Herbert K. Abrams Public Health Center, 1st Floor Conference Room, 3950 South Country Club Road, Tucson, Arizona 85714, and any continuations, postponements or adjournments thereof, for the following purposes:

1.	to elect the following six persons to serve as directors of the Company until the next Annual Meeting of Shareholders and thereafter until their successors shall have been elected and qualified: Lawrence Mehren, Mark C. Miller, John Patience, Jack Schuler, Matthew W. Strobeck, Ph.D. and Frank J.M. ten Brink;

2.	to approve, on an advisory basis, the compensation of our named executive officers (“say-on-pay”);

3.	to vote, on an advisory basis, on the frequency of future “say-on-pay” votes;

4.	to ratify the selection of Ernst & Young LLP as the independent public accountants of the Company for the fiscal year ending December 31, 2013; and

5.	to transact such other business as may properly come before the meeting or any continuation, postponement or adjournment thereof.

The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice. We are not aware of any other business to be considered at the Annual Meeting.

The Company’s Board of Directors has fixed the close of business on October 24, 2013 as the record date for the determination of shareholders entitled to notice of, and to vote at, the Annual Meeting and at any continuation, postponement or adjournment thereof. There were 41,469,521 shares of the Company’s common stock issued and outstanding as of the record date, each of which entitles the holder thereof to one vote at the Annual Meeting. Your proxy is being solicited by the Board of Directors.

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to be Held on Friday, December 6, 2013:

The Proxy Statement for the Annual Meeting and the Annual Report to Shareholders for the period ended December 31, 2012 are available at https://materials.proxyvote.com/00430H.

By Order of the Board of Directors,

/s/ Lawrence Mehren

Lawrence Mehren
President and Chief Executive Officer

Tucson, Arizona

November 5, 2013

ALL SHAREHOLDERS ARE CORDIALLY INVITED TO ATTEND THE ANNUAL MEETING IN PERSON. WHETHER OR NOT YOU EXPECT TO ATTEND THE ANNUAL MEETING, PLEASE COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY CARD AS PROMPTLY AS POSSIBLE IN ORDER TO ENSURE YOUR REPRESENTATION AT THE ANNUAL MEETING. A RETURN ENVELOPE (WHICH IS POSTAGE PREPAID IF MAILED IN THE UNITED STATES) IS ENCLOSED FOR THAT PURPOSE. YOU ALSO MAY VOTE YOUR SHARES ON THE INTERNET OR BY TELEPHONE BY FOLLOWING THE INSTRUCTIONS ON YOUR PROXY CARD.

EVEN IF YOU HAVE PROVIDED US WITH YOUR PROXY, YOU MAY STILL VOTE IN PERSON IF YOU ATTEND THE ANNUAL MEETING. PLEASE NOTE, HOWEVER, THAT IF YOUR SHARES ARE HELD OF RECORD BY A BROKER, BANK OR OTHER NOMINEE AND YOU WISH TO VOTE AT THE ANNUAL MEETING, YOU MUST OBTAIN FROM THE RECORD HOLDER A PROXY ISSUED IN YOUR NAME.

ACCELERATE DIAGNOSTICS, INC.

3950 South Country Club, Suite 470

Tucson, Arizona 85714

(520) 365-3100

PROXY STATEMENT

Dated November 5, 2013

ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD ON DECEMBER 6, 2013

GENERAL

This Proxy Statement is being furnished to the shareholders of Accelerate Diagnostics, Inc., a Delaware corporation (the “Company”), as of October 24, 2013 (the “Shareholders”), in connection with the solicitation of proxies by the Board of Directors of the Company (the “Board”) from the Shareholders for use at the Annual Meeting of Shareholders for the period ended December 31, 2012, to be held at 8:00 a.m., local time, on Friday, December 6, 2013, the Herbert K. Abrams Public Health Center, 1st Floor Conference Room, 3950 South Country Club Road, Tucson, Arizona 85714, and any continuations, postponements or adjournments thereof (the “Annual Meeting”). This Proxy Statement and the accompanying Notice and proxy card are first being mailed to Shareholders on or about November 5, 2013.

INFORMATION ABOUT THE ANNUAL MEETING

When and where is the Annual Meeting?

The Annual Meeting will be held at 8:00 a.m., local time, on Friday, December 6, 2013, the Herbert K. Abrams Public Health Center, 1st Floor Conference Room, 3950 South Country Club Road, Tucson, Arizona 85714.

What is being considered at the Annual Meeting?

At the Annual Meeting, our Shareholders will be acting on the following proposals:

1.	to elect the following six persons to serve as directors of the Company until the next Annual Meeting of Shareholders and thereafter until their successors shall have been elected and qualified: Lawrence Mehren, Mark C. Miller, John Patience, Jack Schuler, Matthew W. Strobeck, Ph.D. and Frank J.M. ten Brink;

2.	to approve, on an advisory basis, the compensation of our named executive officers (“say-on-pay”);

3.	to vote, on an advisory basis, on the frequency of future “say-on-pay” votes;

4.	to ratify the selection of Ernst & Young LLP as the independent public accountants of the Company for the fiscal year ending December 31, 2013; and

5.	to transact such other business as may properly come before the meeting or any continuation, postponement or adjournment thereof.

In addition, our management will report on our progress and respond to your questions.

Who is entitled to vote at the Annual Meeting?

You may vote at the Annual Meeting if you owned shares of the Company’s common stock (“Common Stock”) as of the close of business on the record date for the Annual Meeting, which was October 24, 2013. You are entitled to one vote for each share of Common Stock that you held as of the record date.

How many shares are eligible to be voted at the Annual Meeting?

There were 41,469,521 shares of Common Stock issued and outstanding as of the record date (close of business on October 24, 2013), each of which entitles the holder thereof to one vote at the Annual Meeting.

How do I vote?

You can vote in the following ways:

•	by attending the Annual Meeting and voting in person;

•	over the Internet or by telephone using the instructions on the enclosed proxy card;

•	by completing, signing, dating and returning the enclosed proxy card (applicable only to shareholders of record); or

•	by following the instructions on the voting instruction form (applicable only to beneficial holders of shares of Common Stock held in “street name”).

What if I return my proxy card but do not include voting instructions?

Proxies that are signed and returned but do not include voting instructions will be voted in accordance with the Board’s recommendations, which are as follows:

•	FOR election of the six director nominees;

•	FOR the resolution approving, on an advisory basis, the compensation of our named executive officers (“say-on-pay”);

•	FOR holding future “say-on-pay” votes every THREE years; and

•	FOR ratification of the selection of Ernst & Young LLP as the Company’s independent public accountants for the fiscal year ending December 31, 2013.

Will my shares be voted if I do not provide my proxy?

If you hold your shares directly in your own name, they will not be voted if you do not provide a proxy or attend the Annual Meeting and vote in person.

Your shares may be voted under certain circumstances if they are held in “street name.” Brokerage firms generally have the authority to vote customers’ un-voted shares on certain “routine” matters. With the sole exception of the ratification of Ernst & Young LLP as the Company’s independent public accountants for the fiscal year ending December 31, 2013, no matters submitted for shareholder approval herein are “routine” matters. When a brokerage firm votes its customers’ un-voted shares, these shares are counted for purposes of establishing a quorum.  At our Annual Meeting these shares will be counted as voted by the brokerage firm with respect to ratifying the selection of Ernst & Young LLP as Company’s independent public accountants for the fiscal year ending December 31, 2013.

How do I vote if I hold shares registered in the name of a broker or bank?

If, on the record date (October 24, 2013), your shares were not held in your name, but rather were held in an account at a brokerage firm, bank, dealer, or other similar organization, then you are the beneficial owner of shares held in “street name” and a Notice of Proxy Materials was forwarded to you by that organization. The organization holding your account is considered to be the shareholder of record for purposes of voting at the Annual Meeting. As a beneficial owner, you have the right to direct your broker or other agent regarding how to vote the shares held in your account. You are also invited to attend the Annual Meeting. However, since you are not the shareholder of record, you may not vote your shares in person at the Annual Meeting unless you request and obtain a valid proxy from your broker or other agent and bring such proxy to the Annual Meeting. If you want to attend and vote at the Annual Meeting, you must provide proof of beneficial ownership as of the record date, such as your most recent account statement showing ownership as of October 24, 2013, a copy of the voting instruction card provided by your broker or other agent, or other similar evidence of ownership. Whether or not you plan to attend the Annual Meeting, we urge you to provide voting instructions to your broker or other agent in advance of the Annual Meeting to ensure your vote is counted. Your broker or other agent will furnish you with additional information regarding the submission of such voting instructions.

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Can I change my mind after I return my proxy?

Yes. You may change your vote at any time before your proxy is voted at the Annual Meeting. If you are a shareholder of record, you can do this by giving written notice to the corporate secretary, by submitting another proxy with a later date, or by attending the Annual Meeting and voting in person. If you hold your shares in “street name,” you should consult with your bank, broker or other nominee regarding the procedures for changing your voting instructions.

How many votes must be present to hold the Annual Meeting?

Your shares are counted as present at the Annual Meeting if you attend the meeting and vote in person or if you properly return a proxy by mail or the other methods described in these materials. In order for us to conduct business at the Annual Meeting, one-third (33-1/3%) of our outstanding shares of Common Stock as of the record date must be present in person or by proxy at the Annual Meeting. This is referred to as a quorum. In order to ensure that there is a quorum, it may be necessary for certain directors, officers, regular employees and other representatives of the Company to solicit proxies by telephone, facsimile or in person. These persons will receive no extra compensation for their services.

If a quorum is not present, then either the Chairman of the Annual Meeting or the Shareholders may adjourn the meeting until a later time. Abstentions and “broker non-votes” are counted as present or represented for purposes of determining the presence or absence of a quorum. A “broker non-vote” occurs when a broker holding shares for a beneficial owner votes on one proposal, but does not vote on another proposal because, in respect of such other proposal, the broker does not have discretionary voting power and has not received voting instructions from the beneficial owner.

What vote is required to approve each item of business to be considered at the Annual Meeting?

Election of Directors. Election of a director requires the affirmative vote of the holders of a plurality of the shares for which votes are cast at a meeting at which a quorum is present. The six persons receiving the greatest number of votes will be elected as directors. Since only affirmative votes count for this purpose, a properly executed proxy marked “WITHHOLD AUTHORITY” with respect to the election of one or more directors will not be voted with respect to the director or directors indicated, although it will be counted for purposes of determining whether there is a quorum. Shareholders may not cumulate votes in the election of directors.

Pursuant to rules approved by the Securities and Exchange Commission (the “SEC”) brokers are not entitled to use their discretion to vote uninstructed proxies in, among other things, uncontested director elections. In other words, if your shares are held by your broker in “street name” and you do not provide your broker with instructions about how your shares should be voted in connection with this proposal, your shares will not be voted and a “broker non-vote” will result. Therefore, if you desire that your shares be voted in connection with the election of the Board, it is imperative that you provide your broker with voting instructions. If your shares are held by your broker in “street name,” you will receive a voting instruction form from your broker or the broker’s agent asking you how your shares should be voted. Please complete the form and return it in the envelope provided by the broker or agent.

Advisory Vote on Compensation of Named Executive Officers (“Say-on-Pay”). The resolution approving, on an advisory basis, the compensation of our named executive officers (“say-on-pay”) will be approved if a majority of the votes cast affirmatively or negatively at the Annual Meeting are voted in favor of the proposal, assuming a quorum is present. A properly executed proxy marked “ABSTAIN” with respect to the proposal will not be voted or treated as a vote cast, although it will be counted for purposes of determining whether a quorum is present. Accordingly, an abstention will not affect the outcome of the proposal. Brokers are not entitled to use their discretion to vote uninstructed proxies with respect to the proposal, and any such “broker non-votes” will not be deemed a vote cast.

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Advisory Vote on Frequency of Future “Say-on-Pay” Votes. Proposal No. 3 is being submitted to enable Shareholders to express a preference as to whether future “say-on-pay” votes should be held every year, every two years or every three years. The selection that receives a plurality of affirmative votes will be considered the preference of the Shareholders. Brokers are not entitled to use their discretion to vote uninstructed proxies with respect to the proposal, and any such “broker non-votes” will not be deemed a vote cast. Abstentions will not affect the outcome of this proposal.

Ratification of Independent Public Accountants. The ratification of the Audit Committee’s selection of Ernst & Young LLP as our independent public accountants for the fiscal year ending December 31, 2013 will be approved if a majority of the votes cast affirmatively or negatively at the Annual Meeting are voted in favor of the proposal, assuming a quorum is present. A properly executed proxy marked “ABSTAIN” with respect to such matter will not be voted or treated as a vote cast, although it will be counted for purposes of determining whether a quorum is present. Accordingly, an abstention will not affect the outcome of this proposal. Brokers are entitled to use their discretion to vote uninstructed proxies with respect to ratification of our independent public accountants.

How will voting on any other business be conducted?

Although we do not know of any business to be conducted at the Annual Meeting other than the proposals described in this Proxy Statement, if any other business comes before the Annual Meeting, your signed proxy card gives authority to the proxy holder(s) to vote on those matters at their discretion.

Can I dissent or exercise rights of appraisal?

Under Delaware law, Shareholders are not entitled to dissenters’ rights in connection with any of the proposals to be presented at the Annual Meeting or to demand appraisal of their shares as a result of the approval of any of the proposals.

Who will bear the costs of this solicitation?

We will bear the entire cost of solicitation of proxies, including preparation, assembly, printing and mailing of this Proxy Statement, the proxy card and any additional information furnished to Shareholders. Copies of solicitation materials will be furnished to banks, brokerage houses, fiduciaries and custodians holding in their names shares of Common Stock beneficially owned by others to forward to the beneficial owners. We may reimburse persons representing beneficial owners of Common Stock for their costs of forwarding solicitation materials to the beneficial owners. Original solicitation of proxies by mail may be supplemented by telephone, facsimile or personal solicitation by our directors, officers or other regular employees.

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DIRECTORS, EXECUTIVE OFFICERS AND CORPORATE GOVERNANCE

Directors, Director Nominees and Executive Officers

The following table sets forth certain information with respect to the current directors, director nominees and executive officers of our Company:

Name	Age	Position
Lawrence Mehren	47	President, Chief Executive Officer and Director
Mark C. Miller	57	Director
John Patience	65	Director
Jack Schuler	73	Director
Matthew W. Strobeck, Ph.D.	40	Director
Frank J.M. ten Brink	56	Director
Steve Reichling	35	Chief Financial Officer
Pete Bantock	47	Chief Commercial Officer

Lawrence Mehren has served as the Chief Executive Officer and a Director of the Company since June 26, 2012. Mr. Mehren served as Senior Vice President and Chief Financial Officer of Ventana Medical Systems from 2007 until 2008 and as Head of Global Business from 2008 until 2011. Previously, he was Managing Director, Partner and head of P&M Corporate Finance’s (an investment banking firm based in Detroit, Michigan) life sciences practice. Prior to his tenure at P&M, Mr. Mehren worked in management positions with Gale Group, a division of The Thomson Corporation, as well as Merrill Lynch. Mr. Mehren holds a B.A. in Political Science from the University of Arizona and an M.B.A. from Northwestern University’s Kellogg Graduate School of Management.

Mark C. Miller has served as a Director of the Company since November 5, 2013.  He currently serves as Executive Chairman and director of Stericycle (NASDAQ: SRCL), where he was Chief Executive Officer from 1992 to 2012 and Chairman of the Board of Directors from 2008 to 2012. Prior to joining Stericycle, Mr. Miller served as vice president for the Pacific, Asia and Africa in the international division of Abbott Laboratories, a diversified health care company, which he joined in 1976 and where he held a number of management and marketing positions. Mr. Miller formerly served as a director of Ventana Medical Systems, Inc., a developer and supplier of automated diagnostic systems. He received a B.S. degree in computer science from Purdue University, where he graduated Phi Beta Kappa. Mr. Miller was selected by Morningstar, Inc. as its “2009 CEO of the Year.”

John Patience has served as a Director of the Company since June 26, 2012. Mr. Patience is also a founding partner of Crabtree Partners, a private equity investment firm. Mr. Patience served as a director of Ventana Medical Systems, Inc. from 1989 and as Vice Chairman from 1999 until Ventana’s acquisition by Roche in 2008. Mr. Patience has been a director of Stericycle, Inc. (NASDAQ: SRCL) since 1989. Mr. Patience was previously a partner of a venture capital investment firm that provided both Ventana and Stericycle with early stage funding. Mr. Patience was also previously a partner in the consulting firm of McKinsey & Co., Inc., specializing in health care. Mr. Patience holds a B.A. in Liberal Arts and an L.L.B. from the University of Sydney, Australia, and an M.B.A. from the University of Pennsylvania’s Wharton School of Business.

Jack Schuler has served as a Director of the Company since June 26, 2012. Mr. Schuler is a founding partner of Crabtree Partners, a private equity investment firm. Mr. Schuler served as a director of Ventana Medical Systems, Inc. from 1991 and as Chairman of the Board from 1995 until Ventana’s acquisition by Roche in 2008. Mr. Schuler has been a director of Stericycle, Inc. (NASDAQ: SRCL) since March 1990, formerly serving as Chairman of the Board, and continues to serve as Lead Director for Stericyle. Prior to joining Stericycle, Inc., Mr. Schuler held various executive positions at Abbott Laboratories from December 1972 through August 1989, most recently serving as President and Chief Operating Officer. He is currently a director of Quidel Corporation (NASDAQ: QDEL) and Medtronic, Inc. (NYSE: MDT). Mr. Schuler holds a B.S. in Mechanical Engineering from Tufts University and an M.B.A. from Stanford University.

Matthew W. Strobeck, Ph.D. has served as a Director of the Company since July 7, 2012. Dr. Strobeck currently serves as a director of Metabolix, Inc. (NASDAQ: MBLX), an innovation-driven bioscience company focused on delivering sustainable solutions to the plastics, chemicals and energy industries, and Santarus, Inc. (NASDAQ: SNTS), a specialty biopharmaceutical company focused on acquiring, developing and commercializing proprietary products that address the needs of patients treated by physician specialists. He was a Partner and Member of the Management Committee and Advisory Board of Westfield Capital Management from 2008 until 2011, having served as a member of the investment team, specializing in healthcare and life sciences, from May 2003 to June 2008. Dr. Strobeck was a fellow in the Department of Biology at MIT from December 2001 to June 2002. Dr. Strobeck recently joined the Board of Directors of Santarus, Inc. Dr. Strobeck received his B.S. from St. Lawrence University, a Ph.D. from the University of Cincinnati, a S.M. from Harvard University/MIT Health Sciences Technology Program, and a S.M. from the MIT Sloan School of Management.

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Frank J.M. ten Brink has served as a Director of the Company since March 2013. Mr. ten Brink has served as Executive Vice President, Chief Financial Officer and Chief Administrative Officer of Stericycle, Inc. (NASDAQ: SRCL) since June 1997. He has over 16 years of finance experience in high growth environments, mergers and acquisitions. Prior to joining Stericycle, he was Senior Vice President and Chief Financial Officer with Telular Corporation. Between 1991 and 1995, he was Vice President and Chief Financial Officer of Hexacomb Corporation. Mr. ten Brink studied International Business at the Netherlands School of Business and received an M.B.A. degree in Finance from the University of Oregon.

Steve Reichling has served as the Company’s Chief Financial Officer since September 10, 2012. Prior to joining the Company, Mr. Reichling served as general manager of Spring Bioscience Corp., a R&D and research products subsidiary of Roche Tissue Diagnostics. From January 2003 to December 2009, Mr. Reichling held various finance, accounting and operations leadership roles at Roche Tissue Diagnostics and Ventana Medical Systems, Inc., including director of finance and operations, manager of business development finance, and head of Internal Audit and Sarbanes Oxley Compliance. From October 2002 to January 2003, Mr. Reichling was an auditor at Ernst & Young LLP. Mr. Reichling received his B.A. in accounting and entrepreneurship from the University of Arizona and is a Certified Public Accountant.

Pete Bantock has served as the Company’s Chief Commercial Officer since July 1, 2013. Prior to joining the Company, Mr. Bantock was Senior Vice President and General Manager of Ventana Medical Systems’ North American Commercial Operations. Previously, he was the General Manager of Spring Bioscience, a division of Ventana. Prior to his role for Spring Bioscience, Mr. Bantock held various sales and marketing positions at Ventana Medical Systems, including Director of Marketing and Head of Corporate Accounts. Mr. Bantock began his healthcare career at Abbott Labs, where he was manager of South African commercial operations for the Diagnostics Division, among other roles. Mr. Bantock received a B.A. degree and a Higher Diploma of Education from Rhodes University in Grahamstown, South Africa.

There are no agreements or understandings for any of our executive officers or director to resign at the request of another person and no officer or director is acting on behalf of nor will any of them act at the direction of any other person.

Directors are elected until their successors are duly elected and qualified.

Director Independence

The Board has affirmatively determined that Messrs. Miller, Patience, Schuler, Strobeck and ten Brink (constituting a majority of the full Board) are “independent directors” under NASDAQ Listing Rule 5605(a)(2) and the related rules of the SEC. The Company’s independent directors conduct executive sessions at regularly scheduled meetings as required by NASDAQ Listing Rule 5605(b)(2).

Family Relationships

There are no family relationships among any of our directors and executive officers.

Board Leadership Structure

The Board does not have an express policy regarding the separation of the roles of Chief Executive Officer and Board Chairman, as the Board believes it is in the best interests of the Company to make that determination based on the position and direction of the Company and the membership of the Board. Currently, Lawrence Mehren serves as the Company’s Chief Executive Officer and John Patience serves as the Chairman of the Board. The Board believes that its current leadership structure best serves the objectives of the Board’s oversight of management; the ability of the Board to carry out its roles and responsibilities on behalf of the shareholders; and the Company’s overall corporate governance. The Board also believes that the current separation of the Chairman and CEO roles allows the CEO to focus his time and energy on operating and managing the Company and leverage the experience and perspectives of the Chairman.

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Board Oversight of Risk Management

The full Board has responsibility for general oversight of risks facing the Company.  The Board is informed by senior management on areas of risk facing the Company and periodically conducts discussions regarding risk assessment and risk management. The Board believes that evaluating how the executive team manages the various risks confronting the Company is one of its most important areas of oversight. The Audit Committee reviews and assesses the Company’s processes to manage financial reporting risk and to manage investment, tax, and other financial risks. Finally, management periodically reports to the Board or relevant committee, which provides guidance on risk assessment and mitigation.

 Section 16(A) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company’s directors and executive officers, and persons who own more than 10% of a registered class of the Company’s equity securities, to file reports of securities ownership and changes in such ownership with the SEC. Directors, executive officers and greater than 10% shareholders also are required by SEC rules to furnish the Company with copies of all Section 16(a) forms they file.

Based solely upon a review of the copies of such forms furnished to the Company or written representations that no Forms 5 were required, the Company believes that all Section 16(a) filing requirements were timely met during the period ended December 31, 2012, except that a Form 4 was filed late for Steve Reichling disclosing one transaction (a grant of unvested stock options that was approved on September 10, 2012).

Code of Ethics

The Company has adopted a code of ethics for its principal executive officer and senior financial officers and a code of ethics and standards of conduct that is applicable to all directors, officers and employees. Shareholders may request a free copy of these documents from: ACCELERATE DIAGNOSTICS, INC., 3950 South Country Club, Suite 470, Tucson, Arizona 85714, Attn: Corporate Secretary.

Board Committees and Meeting Attendance

The Board maintains a standing Audit Committee comprised of Mr. ten Brink (Chairman), Mr. Schuler and Dr. Strobeck.  Each member of the Audit Committee satisfies the independence standards specified in Rule 5605(a)(2) of the NASDAQ Listing Rules and the related rules of the SEC and has been determined by the Board to be “financially literate” with accounting or related financial management experience. The Board has also determined that Mr. ten Brink is an “audit committee financial expert” as defined under SEC rules and regulations, and qualifies as a financially sophisticated audit committee member as required under Rule 5605(c)(2)(A) of the NASDAQ Listing Rules. The Audit Committee has a written charter, which was adopted on November 3, 2005 (when the Company’s name was “Accelr8 Technology Corporation” and the Company’s common stock was listed for trading on the AMEX Stock Market), a copy of which is attached to this Proxy Statement as Appendix A. The Audit Committee met three times during the period ended December 31, 2012.

The Audit Committee is responsible primarily for overseeing the qualifications, independence and performance of our independent public accountants; the services performed by our independent public accountants; evaluating the Company’s accounting policies and system of internal controls; and reviewing significant financial transactions. In carrying out this purpose, the Audit Committee maintains and facilitates free and open communication between the Board, the independent public accountants, and our management.

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Currently, the Board does not maintain a standing Compensation Committee, but the Board intends to form a Compensation Committee comprised of independent directors and comply with the other applicable rules set forth in NASDAQ Listing Rule 5605(d) within the compliance time frames set forth therein. Until such time as a Compensation Committee is constituted, the independent directors are carrying out the functions typically performed by a Compensation Committee, including reviewing the compensation arrangements for the Company’s executive officers, including the CEO; administering the Company’s equity compensation plans; and reviewing the compensation of the Board.

During the period ended December 31, 2012, the Board held four meetings and took action by written consent on two occasions. Each member of the Board attended or participated in 75% or more of the aggregate of (i) the total number of meetings of the Board (held during the period for which such person has been a director) and (ii) the total number of meetings held by all committees of the Board on which such person served (during the periods that such person served).

The Company does not have a written policy requiring directors to attend the Annual Meeting, but attendance is encouraged. In 2012, two of the directors attended our Annual Meeting of Shareholders. We presently anticipate that one director will attend the Annual Meeting this year.

Director Nominations

The independent members of the Board have nominated Messrs. Mehren, Miller, Patience, Schuler, Strobeck and ten Brink for election at the Annual Meeting. Each of Messrs. Mehren, Patience, Schuler, Strobeck and ten Brink is a current member of the Board. Mr. Miller was recently appointed to the Board on November 5, 2013, effective immediately.

The Board seeks to ensure that it is composed of members whose particular experience, qualifications, attributes and skills, when taken together, will allow the Board to satisfy its oversight obligations effectively. The Board does not currently have a separate Nominating Committee because the Board does not yet believe such a committee is necessary. However, as the Company continues to grow, the Board may consider establishing a separate Nominating Committee. Currently, the independent members of the Board are responsible for identifying and appointing appropriate persons to add to the Board when necessary. In selecting Board candidates, it is the independent directors’ goal to identify persons who it believes have appropriate expertise and experience to contribute to the oversight of a company of the Company’s nature while also reviewing other appropriate factors.

Qualifications of Director Nominees

The Board believes that each of the persons nominated for election at the Annual Meeting have the experience, qualifications, attributes and skills that, when taken as a whole, will enable the Board to satisfy its oversight responsibilities effectively. With regard to the nominees (each of whom is currently a member of our Board), the following factors were among those considered in determining that each nominee would make valuable contributions to the Board:

•	Lawrence Mehren: In addition to his experience as the Company’s President and Chief Executive Officer and a member of our Board of Directors, Mr. Mehren has significant prior experience in the medical diagnostics industry. Mr. Mehren served as Senior Vice President and Chief Financial Officer of Ventana Medical Systems and was Managing Director, Partner and head of P&M Corporate Finance’s (an investment banking firm based in Detroit, Michigan) life sciences practice.

•	Mark C. Miller: Mr. Miller has significant experience serving as a director and executive officer for other public companies, including Stericycle, Inc. (NASDAQ: SRCL), where he has served as Executive Chairman since January 2013 and as a director since May 1992.

•	John Patience: In addition to his experience as Chairman of our Board of Directors, Mr. Patience also has a significant amount of experience in serving as a director for other public companies in the medical diagnostics industry. Mr. Patience served as a director of Ventana Medical Systems, Inc. from 1989 and as Vice Chairman from 1999 until Ventana’s acquisition by Roche in 2008. Mr. Patience has been a director of Stericycle, Inc. (NASDAQ: SRCL) since 1989.

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•	Jack Schuler: In addition to his experience as a member of our Board of Directors and a member of our Audit Committee, Mr. Schuler has a significant amount of experience in serving as a director for other public companies in the medical diagnostics industry. Mr. Schuler served as a director of Ventana Medical Systems, Inc. from 1991 and as Chairman of the Board from 1995 until Ventana’s acquisition by Roche in 2008. Mr. Schuler has been a director of Stericycle, Inc. (NASDAQ: SRCL) since March 1990, formerly serving as Chairman of the Board, and continues to serve as Lead Director for Stericyle.

•	Frank J.M. ten Brink: In addition to his experience as a member of our Board of Directors and Chairman of our Audit Committee, Mr. ten Brink has significant experience as a financial executive of a public companies including most recently his role as Chief Financial Officer of Stericycle, Inc. (NASDAQ: SRCL) since 1997.

•	Matthew W. Strobeck, Ph.D.: In addition to his experience as a member of our Board of Directors and a member of our Audit Committee, Dr. Strobeck also has experience in serving as a director for other public companies in the medical diagnostics industry. Dr. Strobeck currently serves as a director of Metabolix, Inc. (NASDAQ: MBLX), an innovation-driven bioscience company focused on delivering sustainable solutions to the plastics, chemicals and energy industries, and Santarus, Inc. (NASDAQ: SNTS), a specialty biopharmaceutical company focused on acquiring, developing and commercializing proprietary products that address the needs of patients treated by physician specialists.

Board Communications with Shareholders

To date, the Board of Directors has not adopted a formal procedure by which shareholders may recommend nominees to the Board. However, any shareholder who desires to submit a nomination of a person to stand for election of directors at the next annual or special meeting of the shareholders at which directors are to be elected must submit a notification of the shareholder’s intention to make a nomination (“Notification”) to the Company by the date mentioned in the most recent proxy statement under the heading “Shareholder Proposals” and in that notification must provide the following additional information to the Company:

(i)	name, address, telephone number and other methods by which the Company can contact the shareholder submitting the Notification and the total number of shares beneficially owned by the shareholder (as the term “beneficial ownership” is defined in SEC Rule 13d-3);

(ii)	if the shareholder owns shares of the Company’s voting stock other than on the records of the Company, the shareholder must provide evidence that he or she owns such shares (which evidence may include a current statement from a brokerage house or other appropriate documentation);

(iii)	information from the shareholder regarding any intentions that he or she may have to attempt to make a change of control or to influence the direction of the Company, and other information regarding the shareholder any other persons associated with the shareholder that would be required under Items 4 and 5 of SEC Schedule 14A were the shareholder or other persons associated with the shareholder making a solicitation subject to SEC Rule 14a-12(c);

(iv)	name, address, telephone number and other contact information of the proposed nominee; and

(v)	all information required by Item 7 of SEC Schedule 14A with respect to the proposed nominee, shall be in a form reasonably acceptable to the Company.

9

AUDIT COMMITTEE REPORT

The Audit Committee oversees the financial reporting process of our company on behalf of our Board. Management has the primary responsibility for the financial statements and the reporting process, including the systems of internal controls. In fulfilling its oversight responsibilities, the Audit Committee reviewed the audited financial statements in our Transition Report on Form 10-K for the period ended December 31, 2012 with management, including a discussion of the accounting principles, the reasonableness of significant judgments, and the clarity of disclosures in the financial statements.

The Audit Committee reviewed with Comiskey & Company, Professional Corporation (“Comiskey”), our independent registered public accounting firm that was responsible for expressing an opinion on the conformity of those audited financial statements with generally accepted accounting principles and an opinion on our internal controls over financial reporting, its judgments about our accounting principles and the other matters required to be discussed with the Audit Committee under generally accepted auditing standards, including AU Section 980 - Communication with Audit Committees. The Audit Committee has received from Comiskey the written disclosure and the letter required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountant’s communications with the Audit Committee concerning independence, and the Audit Committee has discussed with Comiskey their independence. The Audit Committee has considered the effect of non-audit fees on the independence of Comiskey and has concluded that such non-audit services are compatible with the independence of Comiskey.

The Audit Committee discussed with Comiskey the overall scope and plans for its audits. The Audit Committee meets with the independent registered public accounting firm, with and without management present, to discuss the results of its audits and quarterly reviews, its observations regarding our internal controls, and the overall quality of our financial reporting.

In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board, and the Board has approved, that the audited financial statements for the period ended December 31, 2012 be included in the Transition Report on Form 10-K for the period ended December 31, 2012 for filing with the Securities and Exchange Commission.

This report has been furnished by the members of the Audit Committee.

Audit Committee
Frank J.M. ten Brink, Chairman
Jack Schuler
Matthew W. Strobeck, Ph.D.

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EXECUTIVE COMPENSATION

Summary Compensation Table

The following table sets forth information concerning all cash and non-cash compensation awarded to, earned by or paid to the named persons for services rendered in all capacities during the noted periods. The transition period from August 1, 2012 to December 31, 2012 is indicated below by “2012T” and the fiscal year that ended on July 31, 2012 is indicated below by “2012.” Pete Bantock, who joined the Company as our Chief Commercial Officer on July 1, 2013, was not employed by the Company and did not earn any compensation during the periods covered by this report.

Name and Principal Position	Year	Salary ($)	Bonus ($)	Option Awards ($)	All Other Compensation ($)	Total ($)
Lawrence Mehren, President and Chief Executive Officer (1)	2012T	$124,392	--	--	$--	$124,392
	2012	$28,767	--	$1,123,279 (2)	--	$1,152,046
Steve Reichling, Chief Financial Officer	2012T	$52,164	--	$365,236 (2)	$--	$417,400
Thomas V. Geimer, Former Chief Executive Officer and Chief Financial Officer (3)	2012T	$--	--	$--	$120,000 (8)	$120,000
	2012	$131,481	--	$97,171 (2)	$749,000 (4)	$977,652
	2011	$165,000	--	--	$75,000 (5)	$240,000
David Howson, Former President (6)	2012T	$62,466	--	$--	--	$62,466
	2012	$150,000	--	$79,922 (2)(7)	--	$229,922
	2011	$150,000	--	--	--	$150,000

(1)	Mr. Mehren was appointed the Chief Executive Officer on June 26, 2012.

(2)	The amounts reflect the aggregate grant date fair value of awards during each year calculated in accordance with FASB ASC Topic 718. Assumptions used in the calculation of these amounts are included in Note 7 to the financial statements set forth in our Annual Report on Form 10-K for 2012, filed with the SEC on October 26, 2012.

(3)	Mr. Geimer resigned as the Chief Executive Officer and Chief Financial Officer on June 26, 2012.

(4)	Represents $650,000 paid due to Mr. Geimer under a change of control provision under his amended employment agreement dated June 26, 2012 and $24,000 paid to Mr. Geimer pursuant to a consulting agreement dated June 26, 2012. Also includes deferred compensation in the amount of $75,000 paid to Mr. Geimer pursuant to the Company's deferred compensation plan.

(5)	Represents deferred compensation for Mr. Geimer pursuant to the Company’s deferred compensation plan, $75,000 of which vested during the fiscal year ended July 31, 2011 which payment was made on October 20, 2011.

(6)	Mr. Howson resigned as the President on June 26, 2012.

(7)	Mr. Howson previously owned 75,000 options exercisable at a price of $2.57 per share that would vest if and only if prior to the expiration date of the Options, the Company closed on a transfer for the sale of the Company assets or the acquisition of the Company in which the Company’s shareholders receive aggregate consideration at closing equal to or greater than $250,000,000. On August 19, 2011, the Compensation Committee cancelled these options and granted Mr. Howson options that did not contain this contingency at the then closing price of the Company’s common stock.

(8)	Mr. Geimer was paid consulting service fees of $120,000 during the 5 month period ended December 31, 2012.

11

Mehren Employment Arrangement

Mr. Mehren was appointed as the Company’s President, Chief Executive Officer and Chief Financial Officer on June 26, 2012. In his capacity as Chief Executive Officer of the Company, Mr. Mehren is paid a base salary of $300,000 per year. On April 20, 2012, Mr. Mehren, in his role as a consultant to the Company, was granted an option to purchase 2,200,000 shares of the Company’s common stock at an exercise price equal to $1.04 per share, which was equal to the closing price of the Company’s common stock on the date of grant. The option was issued pursuant to the Company’s then prevailing Stock Plan and will vest according to the following schedule: 580,000 shares vested immediately upon the date of grant, 825,000 shares will vest as follows: 40% (330,000 shares) will vest on the second anniversary of the date of grant, and the remaining 60% (495,000 shares) will vest in 36 equal monthly installments (13,750 shares per month) over the subsequent 36 months, 795,000 shares will vest as follows (provided that both criteria must be satisfied):

•	40% (318,000 shares) will vest on the second anniversary of the date of grant, and the remaining 60% (477,000 shares) will vest in 36 equal monthly installments (13,250 shares per month) over the subsequent 36 months.

•	50% (397,500 shares) will vest when at least 50% of the warrants initially issued to Abeja have been exercised by the holder(s) thereof, and the remaining 50% (397,500 shares) will vest when at least 90% of such warrants have been exercised by the holder(s) thereof.

Notwithstanding the foregoing, if Mr. Mehren’s employment is terminated for any reason other than for Cause, he will be entitled to exercise the then-vested portion of the option for a period of 90 days following his termination of employment (after which time any unexercised options will expire). If Mr. Mehren’s employment is terminated for cause, the Company, in its sole discretion, may provide for the immediate cancellation of the option (or any portion thereof). Any unvested portion of the option will accelerate and become immediately vested and exercisable in the event of a change of control with respect to the Company.

Reichling Offer Letter

Mr. Reichling was appointed as the Company’s Chief Financial Officer (replacing Mr. Mehren in that role) on July 22, 2012. In his capacity as Chief Financial Officer, Mr. Reichling is paid a base salary of $170,000 per year. Mr. Reichling was also granted an option to purchase 200,000 shares of the Company’s common stock at an exercise price equal to $2.98 per share, which was equal to the closing price of the Company’s common stock on the date of grant. The option was issued pursuant to the Company’s then prevailing Stock Plan and will vest as follows: 40% will vest on the second anniversary of the date of grant, and the remaining 60% will vest in 36 equal monthly installments over the subsequent 36 months. Mr. Reichling was also provided with a $70,000 budget to be used towards relocation and temporary living arrangements, with the understanding that he was required to relocate to the Tucson, Arizona area by the completion date of the Company’s relocation of its corporate headquarters.

Geimer Employment Agreement and Consulting Agreement

Effective December 1, 2008, we entered into an employment agreement with Mr. Geimer. The agreement was negotiated and approved by the Compensation Committee. The agreement provides for an annual base salary of $165,000 with annual deferred compensation of $75,000. The agreement was to expire on December 31, 2012. Pursuant to the employment agreement, in the event of termination by mutual agreement, termination “with cause,” as defined in the agreement, death or permanent incapacity or voluntary termination, Mr. Geimer, or his estate, would be entitled to the sum of the base salary and unreimbursed expenses accrued to the date of termination and any other amounts due under the agreement. In the event of termination “without cause,” as defined in the agreement, Mr. Geimer would be entitled to the sum of the base salary and unreimbursed expenses accrued to the date of termination and any other amounts due under the agreement and an amount equal to the greater of Mr. Geimer’s annual base salary (12 months of salary) or any other amounts remaining due to Mr. Geimer under the agreement. Additionally, in the event of a Change in Control, any unpaid amounts due under the initial term of the agreement for both base salary and deferred compensation would be payable plus five times the sum of the base salary and deferred compensation.

On June 26, 2012, Mr Geimer resigned as the Company’s Chief Executive Officer, Chief Financial Officer and Secretary, effective immediately. In connection with his resignation, Mr. Geimer entered into an Amendment to Employment Agreement with the Company, as well as a new Consulting Agreement. Pursuant to the Amendment to Employment Agreement, Mr. Geimer and the Company agreed to stagger certain payments due to him such that $650,000 was paid to Mr. Geimer upon the Closing and $700,000 will be payable to him on July 1, 2013. Any payments due to Mr. Geimer under his Employment Agreement (as amended) but not timely paid by the Company will bear interest at a rate of 18% per annum. In addition, the $75,000 deferred compensation payment due to Mr. Geimer for the Company’s fiscal year ending July 31, 2012 was paid prior to the Closing. Pursuant to the Consulting Agreement, Mr. Geimer agreed to provide certain transition and other services to the Company. In exchange, for the remainder of 2012, the Company paid Mr. Geimer an amount equal to $24,000 per month. From January 1, 2013 through December 31, 2013, Mr. Geimer’s aggregate consulting fee is $96,000 ($8,000 per month).

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Outstanding Equity Awards at End of Transition Period

The following table sets forth information concerning option awards to Messrs. Mehren, Howson, and Reichling at December 31, 2012.

	Number of securities underlying unexercised options (#)
Name	Exercisable	Unexercisable	Option	Option
			Exercise Price	Expiration Date
Lawrence Mehren	580,000	1,620,000	$1.04	April 20, 2022
David Howson	5,000	--	$1.04	April 19, 2014
	225,000	--	$2.57	March 15, 2015
	75,000	--	$2.69	August 9, 2013
Steve Reichling	--	200,000	$2.98	September 10, 2022

Option Exercises

During the transition period ended December 31, 2012, none of our named executive officers exercised any stock options.

Compensation of Directors

The table below sets forth the compensation of our directors for serving as our directors for the transition period ended December 31, 2012:

Fees Earned
	or Paid in Cash	Total
Name	($)	($)

Jack Schuler	$--	$--
John Patience	$--	$--
Matthew W. Strobeck, Ph.D.	$--	$--

13

Security Ownership of Certain Beneficial Owners and Management and Related SHAREHOLDER Matters

The following table sets forth information regarding the beneficial ownership of our Common Stock as of October 24, 2013 of (i) each named executive officer and each director of the Company (ii) all named executive officers and directors as a group and (iii) each person known to the Company to be the beneficial owner of more than 5% of our Common Stock. We deem shares of our Common Stock that may be acquired by an individual or group within 60 days of October 24, 2013, pursuant to the exercise of options or warrants or conversion of convertible securities, to be outstanding for the purpose of computing the percentage ownership of such individual or group, but these shares are not deemed to be outstanding for the purpose of computing the percentage ownership of any other person shown in the table. Percentage of ownership is based on 41,469,521 shares of Common Stock outstanding on October 24, 2013.

The information as to beneficial ownership was either (i) furnished to us by or on behalf of the persons named or (ii) determined based on a review of the beneficial owners’ Schedules 13D/G and Section 16 filings with respect to our Common Stock. Unless otherwise indicated, the business address of each person listed is c/o Accelerate Diagnostics, Inc., 3950 South Country Club, Suite 470, Tucson, Arizona 85714.

Name of Beneficial Owner	Amount & Nature of Beneficial Ownership	Percentage of Class
Named Executive Officers and Directors:
Lawrence Mehren (1)	4,302,389	9.7%
Mark C. Miller (2)	--	--
John Patience (3)	6,153,617	14.8%
Jack Schuler (4)	9,200,354	22.2%
Matthew W. Strobeck, Ph.D. (5)	2,055,991	5.0%
Frank J.M. ten Brink (6)	22,335	*
Steve Reichling (7)	100	*
Pete Bantock (8)	--	--

All named executive officers and directors as a group (8 persons)	21,734,786	49.1%

Other 5% shareholders:
Larry N. Feinberg (9)	4,480,061	10.8%
Oracle Associates, LLC (9)	4,480,061	10.8%
Oracle Partners, L.P. (9)	3,759,681	9.1%

_________________________

*Represents less than 1% of our issued and outstanding Common Stock.

(1)	Mr. Mehren is a director of the Company and is the Company’s President and Chief Executive Officer. Amount includes 2,200,000 shares issuable to him upon the exercise of stock options that are vested or vest within 60 days of the date hereof. Amount also includes 1,576,792 shares and warrants to purchase an additional 525,597 shares held by MAB, LLC. Mr. Mehren disclaims beneficial ownership of these securities except to the extent of his pecuniary interest therein.

(2)	Mr. Miller was appointed as a director of the Company on November 5, 2013.

(3)	Mr. Patience is the Chairman of the Board. Amount includes 4,067,311 shares held by the John Patience Trust dated 7/23/1993 and 2,063,971 shares held by Patience Enterprises LP. Mr. Patience disclaims beneficial ownership of these securities except to the extent of his pecuniary interest therein. Amount also includes options to purchase 22,335 shares of Common Stock that are vested or will vest within 60 days.

(4)	Mr. Schuler is a director of the Company. Amount includes 647,939 shares held by Schuler Grandchildren LLC (Mr. Schuler has sole voting and dispositive power with respect to such shares in his capacity as manager of the entity); 647,939 shares held by Schuler GC 2010 Continuation Trust (Mr. Schuler has shared voting and dispositive power with respect to such shares in his capacity as the grantor of the trust); and 7,882,141 shares held by the Jack W. Schuler Living Trust (Mr. Schuler has sole voting and dispositive power with respect to such shares in his capacity as trustee of the trust). Mr. Schuler disclaims beneficial ownership of these securities except to the extent of his pecuniary interest therein. Amount also includes options to purchase 22,335 shares of Common Stock that are vested or will vest within 60 days.

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(5)	Dr. Strobeck is a director of the Company. Amount includes options to purchase 22,335 shares of Common Stock that are vested or will vest within 60 days.

(6)	Mr. ten Brink is a director of the Company. Reflects options to purchase 22,335 shares of Common Stock that are vested or will vest within 60 days.

(7)	Mr. Reichling is the Company’s Chief Executive Officer. Mr. Reichling holds options to purchase 200,000 shares of Common Stock, but none are vested or scheduled to vest within 60 days.

(8)	Mr. Bantock is the Company’s Chief Financial Officer. Mr. Bantock holds options to purchase 200,000 shares of Common Stock, but none are vested or scheduled to vest within 60 days.

(9)	Based on a Form 4 filed on October 23, 2013. Aggregate amount for Mr. Feinberg includes shares held by Oracle Partners, L.P., as well as 252,826 shares held by Oracle Ten Fund Master, L.P. and 467,554 shares held by Oracle Institutional Partners, L.P. Mr. Feinberg serves as the managing member of Oracle Associates, LLC, the general partner of Oracle Partners, L.P. and Oracle Institutional Partners, L.P., and accordingly, may be deemed to be the indirect beneficial owner of the shares beneficially owned by such entities. Mr. Feinberg is the sole shareholder, director and president of Oracle Investment Management, Inc., which serves as investment manager to Oracle Ten Fund Master, L.P., and accordingly, may be deemed to be the beneficial owner of the shares beneficially owned by such entity. Mr. Feinberg disclaims beneficial ownership of all such shares except to the extent of his pecuniary interest therein. The address of the principal business office of such reporting persons is 200 Greenwich Avenue, 3rd Floor, Greenwich, Connecticut 06830.

15

PROPOSAL NO. 1:
ELECTION OF DIRECTORS

Nominees for Election at the 2013 Annual Meeting of Shareholders

The Board has nominated Messrs. Mehren, Miller, Patience, Schuler, Strobeck and ten Brink for election as directors to serve until the next Annual Meeting of Shareholders and until their successors are duly elected and qualified. If elected, each of the directors will hold office as a director until our 2014 Annual Meeting of Shareholders.

If you sign your proxy or voting instruction card but do not give instructions with respect to the voting of directors, your shares will be voted for the nominees recommended by our Board. If you wish to give specific instructions with respect to the voting of directors, you may do so by indicating your instructions on your proxy or voting instruction card. The Board expects that the nominees will be available to serve as directors. If any nominee becomes unavailable, however, the proxy holders intend to vote for any nominee designated by the Board, unless the Board chooses to reduce the number of directors serving on the Board. If additional persons are nominated for election as directors, the proxy holders intend to vote all proxies received by them in such a manner as to assure the election of Messrs. Mehren, Miller, Patience, Schuler, Strobeck and ten Brink.

Vote Required and Board Recommendation

Election of a director requires the affirmative vote of the holders of a plurality of the shares for which votes are cast at a meeting at which a quorum is present. The six persons receiving the greatest number of votes will be elected as directors. Since only affirmative votes count for this purpose, a properly executed proxy marked “WITHHOLD AUTHORITY” with respect to the election of one or more directors will not be voted with respect to the director or directors indicated, although it will be counted for purposes of determining whether there is a quorum. Shareholders may not cumulate votes in the election of directors.

The Board recommends that shareholders vote “FOR” the election of each of Messrs. Mehren, Miller, Patience, Schuler, Strobeck and ten Brink as directors of the Company.

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PROPOSAL NO. 2:
Advisory Vote on Compensation of Named Executive Officers (“Say-on-Pay”)

Proposed Advisory Resolution of Shareholders

At the Annual Meeting, shareholders will be given the opportunity to vote on the following advisory resolution:

RESOLVED, that the shareholders of Accelerate Diagnostics, Inc. hereby approve, on an advisory basis, the compensation of the Company’s named executive officers, as disclosed in this Proxy Statement.

Background on Proposal

In accordance with the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) and related SEC rules, shareholders are being given the opportunity to vote at the Annual Meeting on this advisory resolution regarding the compensation of our named executive officers (commonly referred to as “say-on-pay”). For more information about the compensation that we paid to our named executive officers during 2012, as well as a description of our overall executive compensation philosophy and program, please refer to the “Executive Compensation” section of this Proxy Statement, as well as the compensation tables and accompanying narrative disclosures that follow such section.

Effects of Advisory Vote

Because the vote on this proposal is advisory in nature, it will not affect any compensation already paid or awarded to our named executive officers and will not be binding on the Board. However, the Board will consider the outcome of the vote when making future executive compensation decisions.

Vote Required and Board Recommendation

The resolution approving, on an advisory basis, the compensation of our named executive officers (“say-on-pay”) will be approved if a majority of the votes cast affirmatively or negatively at the Annual Meeting are voted in favor of the proposal, assuming a quorum is present. A properly executed proxy marked “ABSTAIN” with respect to the proposal will not be voted or treated as a vote cast, although it will be counted for purposes of determining whether a quorum is present. Accordingly, an abstention will not affect the outcome of the proposal. Brokers are not entitled to use their discretion to vote uninstructed proxies with respect to the proposal, and any such “broker non-votes” will not deemed a vote cast.

The Board recommends that shareholders vote “FOR” approval of the resolution set forth above regarding the compensation of our named executive officer.

17

PROPOSAL NO. 3:
Advisory Vote on Frequency of Future “Say-on-Pay” Votes

Shareholder Advisory Vote

At the Annual Meeting, shareholders will be given the opportunity to vote on whether they prefer to have future “say-on-pay” votes occur:

•	every year;
•	every two years; or
•	every three years.

Background on Proposal

In accordance with the Dodd-Frank Act and related SEC rules, shareholders are being given the opportunity to vote at the Annual Meeting on an advisory resolution regarding the compensation of our named executive officers (“say-on-pay”). See Proposal No. 2 above in this Proxy Statement. The Dodd-Frank Act and applicable SEC rules also require that, at least once every six years, shareholders be given the opportunity to vote on the advisory resolution set forth immediately above regarding the frequency of future say-on-pay votes.

Shareholders may vote to recommend that future “say-on-pay” votes be held every year, every two years or every three years. The Board currently believes that future “say-on-pay” votes should occur every three years. There are advantages and disadvantages associated with each of the frequencies permitted under the Dodd-Frank Act and applicable SEC rules. The Board believes that holding a “say-on-pay” vote every three years offers the closest alignment with the Company’s approach to executive compensation and its underlying philosophy that seek to enhance the long-term growth of the Company and to attract, retain and motivate our executive officers over the long term. The Board believes a three-year cycle for the advisory vote on executive compensation will provide investors the most meaningful timing alternative by which to evaluate the effectiveness of our executive compensation strategies and their alignment with the Company’s business and results of operations. It will also minimize the administrative, compliance and other corporate expenses associated with holding “say-on-pay” votes more frequently (e.g., every year or every two years).

Effects of Advisory Vote

Because the vote on this proposal is advisory in nature, it will not be binding on the Board. However, the Board will consider the outcome of the vote along with other factors when making its decision about the frequency of future “say-on-pay” votes.

Vote Required and Board Recommendation

This proposal is being submitted to enable shareholders to express a preference as to whether future “say-on-pay” votes should be held every year, every two years or every three years. The selection that receives a plurality of affirmative votes will be considered the preference of the stockholders. Brokers are not entitled to use their discretion to vote uninstructed proxies with respect to the proposal, and any such “broker non-votes” will not deemed a vote cast.

The Board recommends that shareholders vote in favor of holding future “say-on-pay” advisory votes every THREE years.

18

PROPOSAL NO. 4:
Ratification of Ernst & Young LLP as Our Independent Public Accountants

Audit Committee Appointment – Ernst & Young LLP

Our Audit Committee, pursuant to authority granted to it by the Board, has selected Ernst & Young LLP as the Company’s independent public accountants to examine our annual consolidated financial statements for the fiscal year ending December 31, 2013. The Board is submitting this proposal to the vote of the shareholders in order to ratify the Audit Committee’s selection. If shareholders do not ratify the selection of Ernst & Young LLP, the Audit Committee will reconsider its selection of our independent public accountants for fiscal 2013, although the Audit Committee will be under no obligation to change its selection. Ernst & Young LLP has been our independent public accounting firm since the beginning of fiscal 2013.

Change in Independent Public Accountants

On July 1, 2013, the Audit Committee dismissed Comiskey & Company, P.C. (“Comiskey”) as its independent registered public accounting firm and approved the engagement of Ernst & Young LLP to replace Comiskey as its independent registered public accounting firm for the fiscal year ending December 31, 2013.

The reports issued by Comiskey with respect to the Company’s financial statements for (i) the past two fiscal years, which ended on July 31, 2011 and July 31, 2012, respectively, and (ii) the transition period that began on August 1, 2012 and ended on December 31, 2012, did not contain an adverse opinion or a disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles.

During the Company’s two most recent fiscal years and the transition period that ended on December 31, 2012 (and the subsequent interim period preceding Comiskey’s dismissal), there were no disagreements between the Company and Comiskey on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which if not resolved to the satisfaction of Comiskey, would have caused Comiskey to make reference to the matter.

During the Company’s two most recent fiscal years and the transition period that ended on December 31, 2012 (and the subsequent interim period preceding the Company’s engagement of Ernst & Young LLP), neither the Company nor anyone on its behalf consulted Ernst & Young LLP regarding any of the matters or events set forth in Item 304(a)(2) of Regulation S-K.

As required by Item 304(a)(3) of Regulation S-K, the Company furnished a copy of the above disclosures to Comiskey and requested that Comiskey furnish the Company with a letter addressed to the SEC stating whether Comiskey agrees with the above statements. A copy of Comiskey’s letter to the SEC, dated July 1, 2013, was filed as Exhibit 16.1 to the Current Report on Form 8-K filed by the Company with the SEC on July 2, 2013.

Fees Billed by Comiskey & Company, P.C.

Audit Fees

Fees and related expenses for the transition period ended December 31, 2012 and the fiscal years ended July 31, 2012 and 2011 audits by Comiskey & Company, P.C. of our annual financial statements, its review of the financial statements included in our quarterly reports and other services that are provided in connection with statutory and regulatory filings totaled approximately $34,257, $38,000 and $36,200, respectively. Fees for the fiscal years ended July 31, 2012 included billings for the issuance of consents related to our filing of registration statements during the fiscal year ended July 31, 2012.

Audit-Related Fees

During the transition period ended December 31, 2012 and the fiscal years ended July 31, 2012 and 2011, Comiskey & Company, P.C. did not bill us for any audit-related fees.

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Tax Fees

During the transition period ended December 31, 2012 and the fiscal years ended July 31, 2012 and 2011, Comiskey & Company, P.C. did not bill us for any tax-related professional services.

All Other Fees

During the transition period ended December 31, 2012 and the fiscal years ended July 31, 2012 and 2011, Comiskey & Company, P.C. did not bill us for any other professional services.

Policy on Audit Committee Pre-Approval of Fees

The Audit Committee must pre-approve all services to be performed for us by our independent auditors. Pre-approval is granted usually at regularly scheduled meetings of the Audit Committee. If unanticipated items arise between regularly scheduled meetings of the Audit Committee, the Audit Committee has delegated authority to the chairman of the Audit Committee to pre-approve services, in which case the chairman communicates such pre-approval to the full Audit Committee at its next meeting. The Audit Committee also may approve the additional unanticipated services by either convening a special meeting or acting by unanimous written consent. During the transition period ended December 31, 2012 and the fiscal years ended July 31, 2012 and 2011, all services billed by Comiskey & Company, P.C. were pre-approved by the Audit Committee in accordance with this policy.

Attendance at Annual Meeting

Representatives of Ernst & Young LLP and Comiskey & Company, P.C. are not expected to be present at the Annual Meeting.

Vote Required and Board Recommendation

The ratification of the Audit Committee’s appointment of Ernst & Young LLP as our independent public accountants for the fiscal year ending December 31, 2013 will be approved if a majority of the votes cast affirmatively or negatively at the Annual Meeting are voted in favor of the proposal, assuming a quorum is present. A properly executed proxy marked “ABSTAIN” with respect to such matter will not be voted or treated as a vote cast, although it will be counted for purposes of determining whether a quorum is present. Accordingly, an abstention will not affect the outcome of this proposal. Brokers are entitled to use their discretion to vote uninstructed proxies with respect to ratification of our independent auditors.

The Board recommends a vote FOR ratification of the Audit Committee’s appointment of Ernst & Young LLP as our independent public accountants for fiscal 2013.

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ANNUAL REPORT

A copy of our combined Annual Report to Shareholders and Transition Report on Form 10-K for the period ended December 31, 2012 will be mailed to the shareholders of record as of October 24, 2013 together with the mailing of this Proxy Statement. An additional copy may be obtained from https://materials.proxyvote.com/00430H, or will be furnished, without charge, to beneficial shareholders or shareholders of record as of the record date upon request in writing to the Company, Accelerate Diagnostics, Inc., 3950 South Country Club, Suite 470, Tucson, Arizona 85714 or by telephone to (520) 365-3100.

SHAREHOLDER PROPOSALS

If any shareholder of the Company intends to present a proposal for consideration at the 2014 Annual Meeting of Shareholders and desires to have such proposal included in the Proxy Statement and form of proxy distributed by the Board with respect to such meeting, such proposal must be received at the Company’s offices, 3950 South Country Club, Suite 470, Tucson, Arizona 85714, Attention: Corporate Secretary, not later than February 1, 2014. Proposals received after such date, including with respect to the nomination of directors, will not be considered timely.

For each matter that you wish to bring before the meeting, provide the following information:

•	a brief description of the business and the reason for bringing it to the meeting;
•	your name and record address;
•	the number of shares of Company stock which you own; and
•	any material interest (such as financial or personal interest) that you have in the matter.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SHAREHOLDER MEETING TO BE HELD ON DECEMBER 6, 2013

This Proxy Statement and our Annual Report on Form 10-K for the fiscal year ended December 31, 2012 are available via the Internet at https://materials.proxyvote.com/00430H.

OTHER MATTERS

We know of no other matters to be submitted for consideration by the shareholders at the Annual Meeting. If any other matters properly come before the Annual Meeting, it is the intention of the persons named in the enclosed proxy card to vote the shares they represent as the Board may recommend.

It is important that your shares be represented at the meeting, regardless of the number of shares which you hold. You are therefore urged to execute and return, at your earliest convenience, the accompanying proxy card in the postage-prepaid envelope enclosed. You may also submit your proxy over the Internet or by telephone. For specific instructions, please refer to the information provided with your proxy card.

By order of the Board of Directors,

/s/ Lawrence Mehren

Lawrence Mehren
President and Chief Executive Officer

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APPENDIX A

ACCELR8 TECHNOLOGY CORPORATION

AUDIT COMMITTEE CHARTER

I. PURPOSE

The primary function of the Audit Committee (the “Committee”) of the Board of Directors (the “Board”) of Accelr8 Technology Corporation (the “Corporation”) is to assist the Board in fulfilling its oversight responsibilities by reviewing the financial reports and other financial information provided by the Corporation to any governmental body or the public; the Corporation’s systems of internal controls over financial reporting; and the Corporation’s auditing, accounting and financial reporting processes generally. Consistent with this function, the Committee should encourage continuous improvement of, and should foster adherence to, the Corporation’s policies, procedures and practices at all levels. The Committee’s primary duties and responsibilities are to:

•	Serve as an independent and objective party to monitor the Corporation’s financial and accounting reporting process and internal control system.

•	Review and appraise the performance, qualifications and independence of the Corporation’s independent auditor.

•	Provide an open avenue of communication among the independent auditor, financial and senior management and the Board.

The Committee will fulfill these responsibilities by carrying out the activities enumerated in this Charter and such other activities consistent with this Charter as may from time to time be necessary or appropriate and assigned to it by the Board.

The Committee’s function is one of oversight only, it being understood that the Corporation’s management is responsible for preparing the Corporation’s financial statements and its independent auditor is responsible for auditing those financial statements. Nothing contained in this Charter is intended to, or should be construed as, creating any responsibility or liability of the members of the Committee except to the extent otherwise provided under Colorado law which shall continue to be the legal standard for the conduct of the members of the Committee.

II. COMPOSITION OF THE AUDIT COMMITTEE

The Committee shall be comprised of at least two members of the board, as determined by the Board. Subject to such exceptions as may pertain under applicable rules of the American Stock Exchange LLC (the “AMEX”).  Each member of the Committee shall be an independent director and free from any relationship that, in the opinion of the Board, would interfere with the exercise of his or her independent judgment as a member of the Committee. For purposes of this Charter, the definition of independent directors will be based on the rules of the Securities and Exchange Commission (the “SEC”) and the AMEX for audit committees, in each case as amended, modified or supplemented from time to time. All members of the Committee must be able to read and understand fundamental financial statements, including a balance sheet, income statement and cash flow statement or become able to do so within a reasonable period of time after his or her appointment to the Committee. At least one member of the Committee must have past employment experience in finance or accounting, requisite professional certification in accounting, or other comparable experience or background which results in such member’s financial sophistication, including being or having been a chief executive officer, chief financial officer or other senior officer with financial oversight responsibilities.

The members of the Committee shall be elected by the Board at the annual organizational meeting of the Board and shall serve at the pleasure of the Board or until their successors shall be duly elected, and qualified. Unless a chairperson of the Committee (the “Chair”) is elected by the Board, the members of the Committee may designate a Chair by majority vote of the full Committee membership.

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III. MEETINGS

The Committee shall meet from time to time as called by the Chair or as requested by the Corporation’s independent auditor but at least once with respect to the financial statements for each of the Corporation’s first three fiscal quarters and at least once with respect to the Corporation’s annual financial statements. The Committee may ask members of management or others to attend meetings of the Committee and provide pertinent information as necessary. As part of its responsibility to foster open communication, the Committee shall meet at least annually with management and the independent auditor in separate executive sessions to discuss any matters that the Committee or any of these groups believe should be discussed privately. In addition, the Committee or its Chair shall discuss with management and the independent auditor the Corporation’s annual and quarterly financial statements consistent with Section IV below. The Committee shall maintain minutes or other records of meetings and activities of the Committee.

IV. RESPONSIBILITIES AND DUTIES

The duties of the Committee shall include the following:

Documents/Reports Review

•	Review, prior to its filing or prior to its release, as the case may be, the Corporation’s Annual and Quarterly Reports to be filed with the SEC on Forms 10-K, 10-KSB, l0-Q or l0-QSB and annual report to stockholders.

•	Review such other reports or other financial information to be submitted to the SEC or the public as the Committee shall deem appropriate.

•	In connection with the review of all such reports and, financial information, consult with the Corporation’s management and independent auditor as to the completeness and accuracy of such reports and financial information and discuss any significant changes in the Corporation’s selection or application of accounting principles, the items required by Statement of Auditing Standards 61 as in effect at that time in the ease of the annual statements and Statement of Auditing Standards 100 as in effect at that time in the case of the quarterly statements.

•	Review with management and the independent auditor major issues regarding accounting principles, critical accounting policies and practices used and to be used in the preparation of the Corporation’s financial statements, significant judgments made in management’s preparation of the financial statements, financial statement presentations, major issues as to the adequacy of the Corporation’s internal controls and any special audit steps adopted in light of material control deficiencies therein, the effects of alternative GAAP methods on the financial statements, off-balance sheet structures and the type and presentation of information to be included in financial statements and earnings press releases (including any use of “pro forma” or “adjusted” non-GAAP information).

•	Review disclosures made to the Committee by the Corporation’s principal executive officer and principal financial officer during their certification process with respect to the Reports on Forms 10-K or 10-KSB, and l0-Q or l0-QSB about any significant deficiencies in the design or operation of internal controls or material weaknesses therein and any fraud involving management or other employees who have a significant role in the Corporation’s internal controls.

•	Recommend to the Board of Directors whether the Corporation’s financial statements for the year covered by such report should be included in the Corporation’s Annual Report on Form 10-K or 10-KSB.

Independent Auditor

•	Be directly responsible for the appointment, compensation, retention and oversight of the work of the independent auditor (including resolution of disagreements between management and the independent auditor regarding financial reporting).

A-2

•	Review the performance of the independent auditor.

•	Have sole authority to appoint, discharge and replace the Corporation’s independent auditor, which shall report directly and be ultimately accountable to the Board and the Committee.

•	Receive the written statements from the independent auditor required by Independence Standards Board Standard No. 1, as amended, modified or supplemented from time to time and, on at least an annual basis, review and engage in a dialogue with the auditor with respect to any disclosed relationships or services that may impact the objectivity and independence of the auditor and take, or recommend that the full Board take appropriate action to oversee the independence of the auditor.

•	Review the qualifications and performance of the lead partner and balance of the auditor’s staff for the audit of the Corporation’s financial statements.

•	Discuss with the independent auditor at least annually (a) the independent auditor’s internal quality-control procedures, (b) any material issues raised by the most recent internal quality-control review, or peer review, of the independent auditor, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years respecting one or more independent audits carried out by the independent auditor, and (c) any steps taken by the independent auditor to deal with any such issues.

•	Pre-approve all audit and permitted non-audit services to be performed by the independent auditor (including the terms of its engagement with respect thereto), explicitly and/or through policies and procedures adopted by the Committee; consider whether the provision of non-audit services is compatible with maintaining the independent auditor’s independence; and approve all engagement letters between the Corporation and the independent auditor for both audit and permitted non-audit services. The Committee may delegate to one or more designated members of the Committee the authority to grant pre-approvals required by this Section provided that the decisions of the member or members to whom such authority is delegated shall be presented to the full Committee at its next scheduled meeting.

•	Discuss with the independent auditor the rotation of the audit partners, including, without limitation, the lead partner and concurring or reviewing partner) pursuant to Rule 20l(c)(6) of Regulation S-X promulgated by the SEC.

•	Set hiring policies for employees or former employees of the independent auditor which shall, at a minimum, comply with Section 206 of the Sarbanes-Oxley Act of 2002.

•	Present its conclusions with respect to the independent auditor to the full Board.

Financial Reporting Processes

•	Review with the independent auditor its opinion about the quality and appropriateness of the Corporation’s accounting principles as applied in its financial reporting.

•	Consider and approve, if appropriate, major changes to the Corporation’s auditing and accounting principles and practices as suggested by the independent auditor or management.

•	Review and discuss with management and the independent auditor and others involved in the preparation thereof, the internal control procedures to be developed by the Corporation in order to comply with Section 404 of the Sarbanes-Oxley Act of 2002.

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Process Improvement

•	Following completion of the annual audit, review separately with each of management and the independent auditor any significant difficulties encountered during the course of the audit, including any restrictions on the scope of work or access to required information.

•	Review any significant disagreement between management and the independent auditor in connection with the preparation of any of the Corporation’s financial statements.

•	Periodically consult with the independent auditor out of the presence of management about internal controls and the completeness and accuracy of the Corporation’s financial statements.
•	Review with the independent auditor and management the extent to which changes or improvements in financial or accounting practices, as approved by the Committee, have been implemented.

Legal Compliance

•	Review, with the Corporation’s counsel, legal compliance matters, including corporate securities trading policies.

•	Review with the Corporation’s counsel any legal matter that could have a significant impact on the Corporation’s financial statements.

Ethical Compliance

•	Establish procedures for (i) the receipt, retention and treatment of complaints received by the Corporation regarding accounting, internal accounting controls or auditing matters; and (ii) the confidential, anonymous submission by employees of the Corporation of concerns regarding questionable accounting or auditing matters.

Self-Review

•	Review the Committee’s performance at least annually.

•	Review and reassess the adequacy of this Charter periodically, but at least annually, and update this Charter as conditions dictate.

Certain Other Authorities

•	Have the authority to engage independent counsel, accountants and other advisers, as it determines necessary to carry out its duties.

•	Have the authority to provide for appropriate funding, as determined by the Committee, in its capacity as a committee of the Board, for the payment of (1) compensation to any independent auditor engaged for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Corporation; (ii) compensation to any advisers employed by the Committee; and (iii) ordinary administrative expenses of the Committee that are necessary or appropriate, in the Committee’s discretion, in carrying out its duties.

Other Responsibilities

•	Perform any other activities consistent with this Charter, and the Corporation’s Articles of Incorporation, By-laws and governing law, as the Committee or the Board deems necessary or appropriate.

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ACCELERATE DIAGNOSTICS, Inc
c/o Broadridge
PO Box 1342
Brentwood, NY 11717

Investor Address Line 1
Investor Address Line 2
Investor Address Line 3
Investor Address Line 4
Investor Address Line 5
John Sample
1234 ANYWHERE STREET
ANY CITY, ON A1A 1A1

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VOTE BY INTERNET - www.proxyvote.com
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS
If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

NAME	
THE COMPANY NAME INC. - COMMON	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS A	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS B	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS C	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS D	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS E	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS F	123,456,789,012.12345
THE COMPANY NAME INC. - 401 K	123,456,789,012.12345

CONTROL # → 000000000000

SHARES

PAGE 1 OF 2

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: ☒

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

The Board of Directors recommends you vote FOR the following:

	For All	Withhold All	For All Except
1. Election of Directors Nominees	☐	☐	☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

01 Lawrence Mehren 02 Mark Miller 03 John Patience 04 Jack Schuler 05 Matthew Strobeck, Ph.D.
06 Frank J.M. ten Brink

The Board of Directors recommends you vote FOR the following proposal:

The Board of Directors recommends you vote 3 YEARS on the following proposal:

	1 year	2 years	3 years	Abstain
3. Future advisory votes on the compensation of the Company's named executive officers should be held	☐	☐	☐	☐

The Board of Directors recommends you vote FOR the following proposal:

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

02 0000000000

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer.

Investor Address Line 1
Investor Address Line 2
Investor Address Line 3
Investor Address Line 4
Investor Address Line 5
John Sample
1234 ANYWHERE STREET
ANY CITY, ON A1A 1A1

Signature [PLEASE SIGN WITHIN BOX] Date

JOB #

Signature (Joint Owners) Date

SHARES
CUSIP #
SEQUENCE #

0000187412_1 R1.0.0.51160

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Form 10-K, Notice & Proxy Statement is/are available at www.proxyvote.com .

ACCELERATE DIAGNOSTICS
Annual Meeting of Shareholders
December 6, 2013 8:00 AM (Local Time)
This proxy is solicited by the Board of Directors

The undersigned revokes all previous proxies, acknowledges receipt of the Notice of Annual Meeting of Shareholders to be held on December 6, 2013 and the Proxy Statement and appoint(s) Lawrence Mehren as proxy, with the power to appoint his substitute, and hereby authorizes him to represent and to vote, as designated on the reverse side of this ballot, all of the shares of Common stock of ACCELERATE DIAGNOSTICS, Inc., a Delaware corporation (the "Company"), that the shareholder(s) is/are entitled to vote at the Annual Meeting of Shareholders of the Company to be held on Friday, December 6, 2013, at 8:00 AM, local time, at the Herbert K. Abrams Public Health Center, 1st Floor Conference Room, 3950 South Country Club Road, Tucson, Arizona 85714, and any adjournment or postponement thereof.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations.

Continued and to be signed on reverse side

0000187412_2 R1.0.0.51160